UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): November 3, 2006

HERCULES OFFSHORE, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	0-51582	56-2542838
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

11 GREENWAY PLAZA, SUITE 2950 HOUSTON, TEXAS	77046
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 979-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On November 3, 2006, Hercules Offshore, Inc. (the “Company”), based on the review and approval of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), entered into Executive Employment Agreements with Randall D. Stilley, John T. Rynd, Steven A. Manz, Randal R. Reed and James W. Noe (each an Agreement and, together, the “Agreements”). These Agreements supersede and replace the employment agreements each of these individuals had in place with the Company prior to the date hereof.

The Agreement with Mr. Stilley, the Company’s Chief Executive Officer and President, provides for, among other things, (i) a term through February 28, 2010, unless otherwise extended, (ii) continuation of his current annual base salary through December 31, 2006, and, thereafter, an annual base salary that is not lower than $550,000, (iii) confirmation of the performance bonus for the fiscal year ended 2006 recently approved by the Board of 125% of his annual base salary, (iv) the opportunity to receive an annual performance bonus of up to 150% of his annual base salary, with a target bonus of 75% of his annual base salary, beginning in fiscal 2007, (v) health benefits, (vi) participation in the Company’s incentive, savings and retirement plans, and (vii) severance benefits payable to Mr. Stilley in the event that his employment is terminated in certain circumstances. These severance benefits include the following: (a) if there is no change in control of the Company, in the event that Mr. Stilley’s employment is terminated without cause, or if he terminates the Agreement for good reason, Mr. Stilley will receive a lump-sum payment equal to two times the sum of (x) his annual base salary, and (y) his bonus paid or payable with respect to the most recently completed fiscal year; and (b) following a change in control of the Company, in the event Mr. Stilley’s employment is terminated without cause, or if he terminates his employment for good reason, Mr. Stilley will receive a lump-sum payment equal to three times the sum of (x) his annual base salary, and (y) his highest bonus paid or payable with respect to the two fiscal years most recently completed prior to the termination. The Agreement also provides for certain benefits in the event Mr. Stilley’s employment is terminated as a result of his death or disability. The Agreement requires notice that the term of the Agreement will not be extended at least 12 months in advance of an otherwise scheduled termination date. In the event no notice is given, the term of the Agreement automatically extends for two years.

The Agreement with Mr. Rynd, President of Hercules Drilling Company, LLC, provides for, among other things, (i) a term through February 28, 2009, unless otherwise extended, (ii) continuation of his current annual base salary through December 31, 2006, and, thereafter, an annual base salary that is not lower than $350,000, (iii) confirmation of the continuation of his current bonus structure through December 31, 2006, (iv) the opportunity to receive an annual performance bonus of up to 110% of his annual base salary, with a target bonus of 55% of his annual base salary, beginning in fiscal 2007, (v) health benefits, (vi) participation in the Company’s incentive, savings and retirement plans, and (vii) severance benefits payable to Mr. Rynd in the event that his employment is terminated in certain circumstances. These severance benefits include the following: (a) if there is no change in control of the Company, in the event that Mr. Rynd’s employment is terminated without cause, or if he terminates the Agreement for good reason, Mr. Rynd will receive a lump-sum payment equal to one and one-half times the sum of (x) his annual base salary, and (y) his bonus paid or payable with respect to the most recently completed fiscal year; and (b) in the event Mr. Rynd is terminated without cause, or terminates his employment for good reason, following a change in control of the Company, Mr. Rynd will receive a lump-sum payment equal to two times the sum of (x) his annual base salary, and (y) his highest bonus paid or payable with respect to the two fiscal years most recently completed prior to termination. The Agreement also provides for certain benefits in the event Mr. Rynd’s employment is terminated as a result of his death or disability. The Agreement requires notice that the term of the Agreement will not be extended at least 12 months in advance of an otherwise scheduled termination date. In the event no notice is given, the Agreement automatically extends for two years.

The Agreement with Mr. Manz, the Company’s Chief Financial Officer, provides for, among other things, (i) a term through February 28, 2009, unless otherwise extended, (ii) continuation of his current annual base salary through December 31, 2006, and, thereafter, an annual base salary that is not lower than $300,000, (iii) confirmation of the continuation of his current bonus structure through December 31, 2006, (iv) the opportunity to receive an annual performance bonus of up to 110% of his annual base salary, with a target bonus of 55% of his annual base salary, beginning in fiscal 2007, (v) health benefits, (vi) participation in the Company’s incentive, savings and retirement plans, and (vii) severance benefits payable to Mr. Manz in the event that his employment is terminated in certain circumstances. These severance benefits include the following: (a) if there is no change in control of the Company, in the event that Mr. Manz is terminated without cause, or if he terminates the Agreement for good reason, Mr. Manz will receive a lump-sum payment equal to one and one-half times the sum of (x) his annual base salary, and (y) his bonus paid or payable with respect to the most recently completed fiscal year; and (b) following a change in control of the Company, in the event Mr. Manz’s employment is terminated without cause, or if he terminates his employment for good reason, Mr. Manz will receive a lump-sum payment equal to two times the sum of (x) his annual base salary, and (y) his highest bonus paid or payable with respect to the two fiscal years most recently completed prior to termination. The Agreement also provides for certain benefits in the event Mr. Manz’s employment is terminated as a result of his death or disability. The Agreement requires notice that the term of the Agreement will not be extended at least 12 months in advance of an otherwise scheduled termination date. In the event no notice is given, the term of the Agreement automatically extends for two years.

The Agreement with Mr. Reed, President of Hercules Liftboat Company, LLC, provides for, among other things, (i) a term through February 28, 2008, unless otherwise extended, (ii) continuation of his current annual base salary through December 31, 2006, and, thereafter, an annual base salary that is not lower than $200,000, (iii) confirmation of the continuation of his current bonus structure through December 31, 2006, (iv) the opportunity to receive an annual performance bonus of up to 100% of his annual base salary, with a target bonus of 50% of his annual base salary, beginning in fiscal 2007, (v) health benefits, (vi) participation in the Company’s incentive, savings and retirement plans, and (vii) severance benefits payable to Mr. Reed in the event that his employment is terminated in certain circumstances. These severance benefits include the following: (a) if there is no change in control of the Company, in the event that Mr. Reed’s employment is terminated without cause, or if he terminates the Agreement for good reason, Mr. Reed will receive a lump-sum payment equal to the sum of (x) his annual base salary, and (y) his bonus paid or payable with respect to the most recently completed fiscal year; and (b) following a change in control of the Company, in the event Mr. Reed’s employment is terminated without cause, or if he terminates his employment for good reason, Mr. Reed will receive a lump-sum payment equal to one and one-half times the sum of (x) his annual base salary, and (y) his highest bonus paid or payable with respect to the two years most recently completed prior to termination. The Agreement also provides for certain benefits in the event Mr. Reed’s employment is terminated as a result of his death or disability. The Agreement requires notice that the term of the Agreement will not be extended at lease six months in advance of an otherwise scheduled termination date. In the event no notice is given, the term of the Agreement automatically extends for an additional year.

The Agreement with Mr. Noe, the Company’s Vice President, General Counsel, Chief Compliance Officer and Secretary, provides for, among other things, (i) a term through February 28, 2009, unless otherwise extended, (ii) continuation of his current annual base salary through December 31, 2006, and, thereafter, an annual base salary that is not lower than $250,000, (iii) confirmation of the continuation of his current bonus structure through December 31, 2006, (iv) the opportunity to receive an annual performance bonus of up to 100% of his annual base salary, with a target bonus of 50% of his annual base salary, beginning in fiscal 2007, (v) health benefits, (vi) participation in the Company’s incentive, savings and retirement plans, and (vii) severance benefits payable to Mr. Noe in the event that his employment is terminated in certain circumstances. These severance benefits include the following: (a) if there is no change in control of the Company, in the event that Mr. Noe’s employment is terminated without cause, or if he terminates the Agreement for good reason, Mr. Noe will receive a lump-sum payment equal to one and one-half times the sum of (x) his annual base salary, and (y) his bonus paid or payable with respect to the most recently completed fiscal year, and (b) following a change in control of the companyn in the event Mr. Noe’s employment is terminated without cause, or if he terminates his employment for good reason, Mr. Noe will receive a lump-sum payment equal to two times the sum of (x) his annual base salary, and (y) his highest bonus paid or payable with respect to the two fiscal years most recently completed prior to the termination. The Agreement also provides for certain benefits in the event Mr. Noe’s employment is terminated as a result of his death or disability. The Agreement requires notice that the term of the Agreement will not be extended at least 12 months in advance of an otherwise scheduled termination date. In the event no notice is given, the term of the Agreement automatically extends for two years.

The foregoing description of the Agreements is qualified in its entirety by reference to the Agreements, copies of which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and Randall D. Stilley.

10.2	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and John T. Rynd.

10.3	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and Steven A. Manz.

10.4	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and Randal R. Reed.

10.5	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and James W. Noe.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: November 3, 2006	By:	/s/ STEVEN A. MANZ
Steven A. Manz
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION
10.1	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and Randall D. Stilley.

10.2	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and John T. Rynd.

10.3	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and Steven A. Manz.

10.4	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and Randal R. Reed.

10.5	—	Executive Employment Agreement, dated November 3, 2006, between Hercules Offshore, Inc. and James W.Noe.